UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock World Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1 – Report to Stockholders

December 31, 2011

Annual Report

BlackRock World Income Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on — risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011

	6-month	12-month
US large cap equities (S&P 500® Index)	(3.69)%	2.11%
US small cap equities (Russell 2000® Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2011

Investment Objective

BlackRock World Income Fund, Inc.’s (the “Fund”) investment objective seeks high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31,2011,the Fund under- performed its benchmark, the J.P. Morgan Global Government Bond Broad Index.

What factors influenced performance?

•

The Fund’s currency positions detracted from performance relative to the benchmark. The Fund was structurally overweight the US dollar (USD), which suffered another round of weakness during the period, and underweight the euro, which was surprisingly resilient throughout the latest bout of sovereign debt stress in peripheral European countries.

•

The Fund’s overall yield curve-flattening bias had a negative impact on performance when the 30-year portion of the USD yield curve lagged the interest rate rally, which steepened the curve late in the second quarter of 2011. The dramatic fall in rates during the third quarter of the year also negatively impacted performance due to the Fund’s underweight duration positioning in the USD and the euro. Lastly, the Fund’s allocation to capital securities was an area of weakness as that market dipped to levels similar to 2009.

•

The Fund’s long positions in spread sectors, most notably emerging market debt, financials and taxable municipals aided performance. The Fund also benefited from its positions in global inflation-linked securities, as spiking oil prices pushed inflation expectations markedly higher. In September, a yield curve-flattening position in the USD benefited from the Federal Reserve’s “operation twist,” which sold Treasuries on the short end of the curve and purchased Treasuries on the long end, thereby flattening the curve.

•

Tactical short positions in the euro versus the USD and the British pound sterling also aided performance. In addition, macro positioning was a positive contributor to Fund performance, with overweights in Australian duration and European country selection leading the way. Finally, Fund overweights in the US financials and industrials sectors were strong performers, as was Fund exposure to hard currency emerging market country and quasi-sovereign names.

Describe recent portfolio activity.

•

The Fund utilized derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. Financial futures contracts and foreign currency transactions detracted from performance over the 12-month period.

•

During the period, portfolio management reduced the Fund’s overall portfolio duration, primarily by further underweighting the 5- and 10-year parts of the USD market. In emerging markets, portfolio management reduced some holdings of USD-denominated debt in favor of local market bonds in Poland, South Africa and Mexico.

•

The Fund’s long duration positions were increased in the British pound sterling and Australian dollar markets and initiated a long duration position in the Canadian dollar market. As part of an effort to reduce overall duration risk, portfolio management purchased USD and euro duration, principally in the 2- and 10-year sectors, to close the Fund’s underweights. The move to reduce duration risk was tied to our preference for adding risk in other trades which saw better opportunities, such yield curve and sector trades. Portfolio management was also very active in currency markets, mainly shorting the euro versus a number of other currencies.

Describe portfolio positioning at period end.

•

The outlook for global markets continues to hinge on a successful resolution to the sovereign debt crisis in Europe. Portfolio management continues to remain defensive in the Fund’s European positioning, with a large overweight in Germany versus other core European nations. The Fund remains overweight in Italy as a way to retain exposure to a positive resolution of the European crisis. Elsewhere, portfolio management removed Fund exposures to Portugal and Ireland as they believe that both countries remain at elevated risk of further downgrades, which could cause them to fall out of many global bond benchmarks. Overall, portfolio management has and intends to remain tactical in our macro positioning across global markets, as economic data and policy action adjust over the coming quarter.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends.

[3]	This unmanaged index measures the performance of leading government bond markets based on total return in US currency.

Performance Summary for the Period Ended December 31, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.24%	2.56%	2.79%	N/A	4.51%	N/A	7.30%	N/A
Investor A	3.14	2.62	2.56	(1.54)%	4.32	3.47%	7.05	6.62%
Investor B	2.69	2.35	2.02	(1.96)	3.78	3.44	6.49	6.49
Investor C	2.29	2.23	1.78	0.78	3.54	3.54	6.27	6.27
Investor C1	2.62	2.17	2.00	1.00	3.71	3.71	6.46	6.46
J.P. Morgan Global Government Bond Broad Index	—	2.19	6.20	N/A	7.05	N/A	7.93	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Investor C1 Shares are only available through dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,025.60	$5.67	$1,000.00	$1,019.60	$5.65	1.11%
Investor A	$1,000.00	$1,026.20	$6.79	$1,000.00	$1,018.52	$6.77	1.33%
Investor B	$1,000.00	$1,023.50	$9.44	$1,000.00	$1,015.86	$9.40	1.85%
Investor C	$1,000.00	$1,022.30	$10.65	$1,000.00	$1,014.64	$10.61	2.09%
Investor C1	$1,000.00	$1,021.70	$9.58	$1,000.00	$1,015.74	$9.55	1.88%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	7

Portfolio Information

As of December 31, 2011

Portfolio Composition	Percent of Long-Term Investments
Foreign Agency Obligations	52%
Corporate Bonds	35
US Treasury Obligations	9
Asset-Backed Securities	1
Non-Agency Mortgage-Backed Securities	1
Taxable Municipal Bonds	1
Preferred Securities	1

Geographic Allocation	Percent of Long-Term Investments
United States	20%
United Kingdom	9
Italy	8
Germany	7
Australia	6
Mexico	4
South Korea	4
Japan	4
France	4
Netherlands	4
Ireland	4
Europe	3
Spain	2
South Africa	2
Sweden	2
Poland	2
Canada	2
Other[1]	13

[1]

Other includes a 1% holding in each of the following countries: Brazil, Turkey, Luxembourg, Belgium, Indonesia, Finland, Kazakhstan, Colombia, Argentina, Qatar, New Zealand, Switzerland and United Arab Emirates.

8	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
France — 0.1%
Auto ABS Compartiment, Series 2007-1, Class A, 1.58%, 2/25/19 (a)	EUR	116	$149,935
Ireland — 0.1%
Cars Alliance, Series 2007-1, Class A, 1.68%, 10/08/23 (a)		103	133,538
Italy — 0.1%
COMP, Series 2007-2, Class A, 1.73%, 10/25/20 (a)		133	169,204
Luxembourg — 0.5%
Bumper 2 SA, Series 2011-2, Class A, 2.38%, 2/23/23 (a)		500	647,447
Netherlands — 0.2%
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16		163	212,422
United States — 0.3%
Capital One Multi-Asset Execution Trust, Series 4-3C, 6.63%, 4/19/17 (a)	GBP	300	473,117
Total Asset-Backed Securities — 1.3%			1,785,663

Common Stocks	Shares
Canada — 0.0%
Ainsworth Lumber Co. Ltd. (b)(c)	47,014	45,226
Total Common Stocks — 0.0%		45,226

Corporate Bonds	Par (000)
Australia — 0.4%
Commonwealth Bank of Australia, 5.75%, 12/17/13	AUD	500	522,168
Brazil — 1.2%
Petrobras International Finance Co., 3.88%, 1/27/16	USD	1,610	1,658,640
Canada — 1.3%
Air Canada, 10.13%, 8/01/15 (b)	CAD	395	352,834
CDP Financial, Inc., 3.00%, 11/25/14 (b)	USD	1,300	1,351,891
			1,704,725
Denmark — 0.1%
TDC A/S, 6.50%, 4/19/12	EUR	105	137,497

Corporate Bonds	Par (000)		Value
Europe — 2.7%
European Investment Bank:
6.50%, 8/07/19	AUD	1,875	$1,919,405
6.00%, 8/06/20		620	610,487
VTB Bank OJSC Via VTB Capital SA, 6.88%, 5/29/18	USD	1,040	1,063,400
			3,593,292
France — 1.7%
BNP Paribas SA, 3.31%, 12/20/14 (a)		975	918,038
Electricité De France, 5.50%, 10/17/41	GBP	200	317,576
Pernod-Ricard SA, 5.00%, 3/15/17	EUR	300	405,806
Société Générale, 1.65%, 6/07/17 (a)		550	612,180
			2,253,600
Germany — 0.3%
HSH Nordbank AG, 4.38%, 2/14/17 (a)		50	32,208
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH), 8.13%, 12/01/17 (b)		250	334,078
			366,286
Ireland — 3.2%
DEPFA ACS Bank, 4.20%, 11/30/12	CAD	250	243,759
Governor & Co. of the Bank of Ireland, 2.75%, 3/02/12 (b)	USD	235	2,280,015
Irish Life & Permanent Group Holdings Plc, 3.60%, 1/14/13 (b)		975	852,712
Smurfit Kappa Acquisitions, 7.25%, 11/15/17 (b)	EUR	300	394,099
Talisman Finance PLC, Series 7, Class A, 1.77%, 4/22/17 (a)		502	500,612
			4,271,197
Italy — 0.3%
Intesa Sanpaolo SpA, 5.75%, 5/28/18 (a)		450	463,018
Japan — 0.3%
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14		400	450,917
Kazakhstan — 0.6%
KazMunaiGaz Finance Sub BV, 7.00%, 5/05/20 (b)	USD	800	846,000
Luxembourg — 0.7%
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	120	132,013
RSHB Capital SA for OJSC Russian Agricultural Bank, 9.00%, 6/11/14	USD	770	831,600
			963,613

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
BUBOR	Budapest Interbank Offered Rate
CAD	Canadian Dollar
CNY	Chinese Renminbi
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
GO	General Obligation Bonds
HUF	Hungarian Forint
JIBAR	Johannesburg Interbank Agreed Rate
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
MXN	Mexican New Peso
PLN	Polish Zloty
RB	Revenue Bonds
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Mexico — 1.3%
Pemex Project Funding Master Trust, Series 13, 6.63%, 6/15/35	USD	760	$861,650
Petroleos Mexicanos, 6.50%, 6/02/41		800	900,000
			1,761,650
Netherlands — 2.8%
ABN Amro Bank NV, Series E, 3.75%, 7/15/14	EUR	300	406,579
ELM BV for Swiss Life Insurance & Pension Group (a)(d):
5.25%		250	255,614
5.85%		600	538,149
VimpelCom Holdings BV, 7.50%, 3/01/22 (b)	USD	730	613,200
Waha Aerospace BV, 3.93%, 7/28/20		1,544	1,584,403
Ziggo Finance BV, 6.13%, 11/15/17 (b)	EUR	250	326,798
			3,724,743
New Zealand — 0.6%
ANZ National International Ltd., 3.25%, 4/02/12 (b)	USD	775	779,416
Republic of Korea — 0.2%
POSCO, 5.25%, 4/14/21 (b)		200	208,654
South Africa — 0.5%
Eskom Holdings Ltd., 5.75%, 1/26/21 (b)		700	712,250
Spain — 0.4%
Santander Issuances SA Unipersonal, 1.67%, 3/23/17 (a)	EUR	200	196,208
Telefonica Emisiones SAU, 5.46%, 2/16/21	USD	400	381,707
			577,915
Sweden — 0.6%
Svenska Handelsbanken AB, 2.88%, 9/14/12 (b)		750	757,093
Switzerland — 0.4%
UBS AG, Series DPNT, 5.88%, 12/20/17		500	520,525
United Arab Emirates — 0.2%
IPIC GMTN, Ltd., 5.50%, 3/01/22 (b)		320	320,000
United Kingdom — 4.2%
Barclays Bank Plc:
1.68%, 5/30/17 (a)	EUR	600	716,398
6.63%, 3/30/22		305	334,025
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	505	526,242
FCE Bank Plc:
7.13%, 1/16/12	EUR	250	324,210
7.13%, 1/15/13		400	529,348
9.38%, 1/17/14		50	69,728
Imperial Tobacco Finance Plc, 5.50%, 9/28/26	GBP	180	299,611
Lloyds TSB Bank Plc:
6.25%, 4/15/14	EUR	150	199,603
9.88%, 12/16/21 (a)	USD	345	339,018
Northern Rock Plc, 5.63%, 6/22/17 (b)		800	841,200
Old Mutual Plc, 4.50%, 1/18/17 (a)	EUR	150	194,279
The Royal Bank of Scotland Plc, 6.38%, 4/29/14	GBP	250	403,062
Virgin Media Secured Finance Plc:
7.00%, 1/15/18		303	498,793
5.50%, 1/15/21		285	438,179
			5,713,696

Corporate Bonds	Par (000)		Value
United States — 8.5%
Altria Group, Inc.:
9.25%, 8/06/19	USD	108	$145,018
10.20%, 2/06/39		157	244,311
Boston Scientific Corp., 6.25%, 11/15/15		120	133,023
Chesapeake Energy Corp., 6.13%, 2/15/21		530	544,575
Comcast Corp., 6.40%, 3/01/40		515	640,177
Consol Energy, Inc., 8.25%, 4/01/20		350	386,750
Cox Communications, Inc., 8.38%, 3/01/39 (b)		410	548,973
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		400	441,336
DISH DBS Corp.:
7.00%, 10/01/13		345	368,288
6.63%, 10/01/14		230	245,525
Domtar Corp., 9.50%, 8/01/16		130	156,000
El Paso Natural Gas Co., 8.63%, 1/15/22		700	887,233
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		275	305,514
Jabil Circuit, Inc., 7.75%, 7/15/16		350	390,250
Kraft Foods, Inc.:
6.13%, 2/01/18		175	205,128
5.38%, 2/10/20		550	634,618
6.50%, 11/01/31		100	124,320
Lincoln National Corp., 6.25%, 2/15/20		585	630,294
MetLife, Inc., 6.75%, 6/01/16		549	632,469
NewPage Corp., 11.38%, 12/31/14 (c)(e)		635	469,106
News America, Inc., 6.40%, 12/15/35		250	273,948
Oracle Corp., 5.38%, 7/15/40		400	487,311
Prudential Financial, Inc., 3.88%, 1/14/15		300	310,729
Qwest Communications International, Inc., Series B, 7.50%, 2/15/14		360	361,359
Reynolds Group Issuer, Inc., 8.75%, 10/15/16 (b)	EUR	300	402,835
Southwestern Energy Co., 7.50%, 2/01/18	USD	410	472,525
Time Warner Cable, Inc., 5.88%, 11/15/40		295	319,267
Verizon Communications, Inc., 6.90%, 4/15/38		500	668,297
			11,429,179
Total Corporate Bonds — 32.5%			43,736,074

Foreign Agency Obligations
Argentina Bonos, 7.00%, 10/03/15		870	780,922
Australia Government Bond, Series 25C1, 3.00%, 9/20/25	AUD	880	1,159,166
Belgium Government Bond, Series 59, 2.75%, 3/28/16	EUR	1,115	1,426,768
Bundesobligation, 1.25%, 10/14/16		315	416,556
Bundesrepublik Deutschland:
3.25%, 7/04/21		3,830	5,600,395
2.25%, 9/04/21		250	336,764
4.75%, 7/04/40		150	286,283
Canadian Government Bond, 4.00%, 6/01/41	CAD	325	418,871
Colombia Government International Bond, 7.38%, 9/18/37	USD	590	828,950
Dominican Republic International Bond, 9.04%, 1/23/18		219	238,269
El Salvador Government International Bond, 7.63%, 2/01/41 (b)		580	585,800
France Government Bond OAT, 4.50%, 4/25/41	EUR	980	1,452,329

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Indonesia Government International Bond (b):
7.50%, 1/15/16	USD	350	$405,125
4.88%, 5/05/21		670	716,900
Inflation Linked Korea Treasury Bond, 2.75%, 3/10/17	KRW	1,776,587	1,669,751
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	400	357,281
Italy Buoni Poliennali Del Tesoro:
3.00%, 4/15/15	EUR	1,410	1,682,004
4.75%, 9/15/16		2,275	2,790,771
4.50%, 2/01/20		750	850,668
4.00%, 9/01/20		1,493	1,610,063
4.75%, 9/01/21		300	335,625
5.00%, 8/01/39		694	708,059
5.00%, 9/01/40		835	850,326
Japan Government Fifteen Year Bond, Series 39, 0.64%, 3/20/21 (a)	JPY	100,000	1,339,483
Japan Government Twenty Year Bond, Series 99, 2.10%, 12/20/27		202,500	2,834,303
Korea Treasury Bond, Series 1409, 5.00%, 9/10/14	KRW	3,203,000	2,896,805
Kreditanstalt fuer Wiederaufbau:
5.50%, 8/08/13	AUD	500	519,779
4.13%, 7/04/17	EUR	310	448,450
Landwirtschaftliche Rentenbank, 4.88%, 2/21/20	CAD	490	544,716
Lithuania Government International Bond, 7.38%, 2/11/20 (b)	USD	428	462,240
MDC-GMTN BV, 5.75%, 5/06/14		340	365,500
Mexican Bonos:
9.50%, 12/18/14	MXN	8,666	694,615
Series M 10, 7.75%, 12/14/17		17,675	1,387,950
Mexico Government International Bond, 5.63%, 1/15/17	USD	920	1,058,000
New South Wales Treasury Corp., Series C1B1, 2.75%, 11/20/25	AUD	3,640	4,404,814
Nordic Investment Bank, 6.00%, 8/20/14		950	1,008,469
Poland Government Bond, 5.00%, 4/25/16	PLN	1,825	524,262
Poland Government International Bond:
3.88%, 7/16/15	USD	740	752,802
5.13%, 4/21/21		980	997,150
5.00%, 3/23/22		540	542,700
Qatari Diar Finance QSC, 5.00%, 7/21/20 (b)		745	793,425
Queensland Treasury Corp., Series 17, 6.00%, 9/14/17	AUD	1,595	1,765,481
Republic of South Africa, 13.50%, 9/15/15	ZAR	5,540	835,679
Republic of Turkey, 6.75%, 4/03/18	USD	400	436,500
Société Financement de l’Economie Française, 3.38%, 5/05/14 (b)		955	977,320
South Africa Government International Bond:
6.88%, 5/27/19		220	265,100
5.50%, 3/09/20		1,020	1,142,400
Spain Government Bond:
3.15%, 1/31/16	EUR	835	1,045,036
5.50%, 4/30/21		725	958,787
4.20%, 1/31/37		640	647,972
Sweden Government Bond, 4.50%, 8/12/15	SEK	12,650	2,070,637

Foreign Agency Obligations	Par (000)		Value
Turkey Government International Bond:
7.50%, 7/14/17	USD	490	$551,250
7.00%, 6/05/20		600	663,000
United Kingdom Gilt, 4.75%, 12/07/38	GBP	2,762	5,728,046
Total Foreign Agency Obligations — 47.7%			64,170,317

Non-Agency Mortgage-Backed Securities
Japan — 0.0%
JLOC, Ltd., Series 37A, Class A1, 0.41%, 1/15/15 (a)(b)	JPY	160	1,975
United Kingdom — 0.2%
Arkle Master Issuer Plc, Series 2006-1X, Class 5A1, 1.56%, 2/17/52 (a)	EUR	155	199,747
United States — 0.8%
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 5.00%, 1/25/35 (a)	USD	165	158,647
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2, 5.05%, 12/12/34		422	431,365
Merrill Lynch Mortgage Trust, Series 2002MW1, Class A4, 5.62%, 7/12/34		511	513,921
			1,103,933
Total Non-Agency Mortgage-Backed Securities — 1.0%			1,305,655

Other Interests (f)	Beneficial Interest (000)
United States — 0.1%
Adelphia Escrow	575		6
Stanley Martin, Class B Membership Units (acquired 12/09/09, cost $240,152) (g)	—	(h)	214,325
Total Other Interests — 0.1%			214,331

Preferred Securities	Par (000)
Capital Trusts
Netherlands — 0.3%
Rabobank Nederland NV, 11.00% (a)(b)(d)	400	468,000
Switzerland — 0.2%
UBS Capital Securities Ltd., 8.84% (a)(d)	200	256,262
Total Preferred Securities — 0.5%		724,262

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)		Value
United States — 0.8%
Port Authority of New York & New Jersey, RB, 4.93%, 10/01/51	USD	90	$94,056
State of California, GO, 5.95%, 4/01/16		850	957,695
Total Taxable Municipal Bonds — 0.8%			1,051,751

US Treasury Obligations
United States — 8.2%
US Treasury Bonds, 3.75%, 8/15/41		7,527	8,852,459
US Treasury Notes, 2.00%, 11/15/21		2,140	2,164,409
Total US Treasury Obligations — 8.2%			11,016,868

Warrants (i)	Shares
United States — 0.0%
HealthSouth Corp. (Expires 1/16/14)		14,085	—
Venezuela — 0.1%
Venezuela Oil Obligations (Expires 4/15/20)		3,000	81,750
Total Warrants — 0.1%			81,750
Total Long-Term Investments (Cost — $120,410,268) — 92.2%			124,131,897

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (j)(k)		6,542,017	6,542,017
Total Short-Term Securities (Cost — $6,542,017) — 4.9%			6,542,017

Options Purchased	Notional Amount (000)
Over-the-Counter Call Options — 0.0%
Pay a fixed rate of 2.70% and receive a floating rate based on 3-month LIBOR, Expires 1/27/12, Broker Deutsche Bank AG	USD	1,800	218
Total Options Purchased (Cost — $12,015) — 0.0%			218
Total Investments (Cost — $126,964,300) — 97.1%			130,674,132
Other Assets Less Liabilities — 2.9%			3,900,659
Net Assets — 100.0%			$134,574,791

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(g)	Restricted security as to resale. As of December 31, 2011, the Fund held 0.16% of its net assets, with a current value of $214,325 and an original cost of $240,152 in this security.

(h)	Amount is less than $500.

(i)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(j)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,548,401	2,993,616	6,542,017	$4,506

(k)	Represents the current yield as of report date.

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Schedule of Investments (continued)

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
6	10-Year Australian Note	Sydney	March 2012	$729,635	$7,842
8	10-Year Canadian Note	Montreal	March 2012	$1,051,014	13,643
67	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$8,785,375	132,521
51	Euro-BOBL	Eurex	March 2012	$8,258,107	143,162
18	Euro-BUXL	Eurex	March 2012	$2,980,555	187,278
Total					$484,446

•	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
44	2-Year US Treasury Note	Chicago Board of Trade	March 2012	$9,704,063	$(8,334)
95	3-Year Australian Bond	Sydney	March 2012	$10,526,621	22,782
48	5-Year US Treasury Note	Chicago Board of Trade	March 2012	$5,916,375	(35,716)
5	10-Year Japanese Government Bond	Tokyo	March 2012	$9,251,007	(43,579)
95	30-Year US Treasury Bond	Chicago Board of Trade	March 2012	$13,757,188	(167,173)
15	Euro-Bund	Eurex	March 2012	$2,699,289	(75,488)
128	Euro-Schatz	Eurex	March 2012	$18,279,372	(46,568)
10	Long Gilt Bond	London Financial Futures	March 2012	$1,816,234	(53,874)
Total					$(407,950)

•	Foreign currency exchange contracts as of December 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	630,000	USD	598,874	Royal Bank of Scotland Plc	1/18/12	$44,467
CAD	300,000	USD	288,768	Citibank NA	1/18/12	5,611
JPY	793,936,237	USD	10,252,860	Citibank NA	1/18/12	63,969
JPY	263,395,000	USD	3,423,929	Deutsche Bank AG	1/18/12	(1,235)
SGD	2,905,000	USD	2,205,561	Citibank NA	1/18/12	34,041
USD	11,151,247	AUD	11,843,500	UBS AG	1/18/12	(943,053)
USD	2,308,918	CAD	2,384,500	Deutsche Bank AG	1/18/12	(30,907)
USD	19,696	CAD	21,000	UBS AG	1/18/12	(911)
USD	6,673,788	GBP	4,282,000	Citibank NA	1/18/12	24,642
USD	3,599,499	JPY	275,803,500	Deutsche Bank AG	1/18/12	15,562
USD	1,905,148	MXN	26,887,500	UBS AG	1/18/12	(19,465)
USD	547,648	PLN	1,849,500	Citibank NA	1/18/12	12,353
USD	1,911,209	SEK	13,189,500	Citibank NA	1/18/12	(3,963)
USD	576,532	ZAR	4,761,000	Citibank NA	1/18/12	(11,901)
EUR	3,910,000	USD	5,225,829	Citibank NA	1/25/12	(164,663)
EUR	2,470,000	USD	3,370,947	Deutsche Bank AG	1/25/12	(173,741)
USD	43,665,457	EUR	31,762,500	Citibank NA	1/25/12	2,551,574
USD	990,813	EUR	739,000	Deutsche Bank AG	1/25/12	34,240
USD	199,351	EUR	145,000	Royal Bank of Scotland Plc	1/25/12	11,660
KRW	745,476,600	USD	660,000	Citibank NA	2/09/12	(14,499)
CNY	68,159,440	USD	10,690,000	Citibank NA	2/13/12	130,015
USD	10,706,319	CNY	68,159,440	Deutsche Bank AG	2/13/12	(113,696)
Total						$1,450,100

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	13

Schedule of Investments (continued)

•	Credit default swaps on single-name issues — buy protection outstanding as of December 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Banco Espirito Santo SA	5.00%	Credit Suisse Securities International	6/20/16	EUR	800	$159,961
Royal Bank of Scotland	1.00%	Credit Suisse Securities International	9/20/16	EUR	450	23,974
Munich Re Finance BV	1.00%	Deutsche Bank AG	9/20/16	EUR	980	2,242
Royal Bank of Scotland	1.00%	Deutsche Bank AG	9/20/16	EUR	390	20,778
Allianz SE	1.00%	JPMorgan Chase & Co.	9/20/16	EUR	510	8,013
Xstrata Plc	1.00%	Credit Suisse Securities International	12/20/16	EUR	435	(18,913)
Republic of Ireland	1.00%	Deutsche Bank AG	12/20/16	USD	400	1,202
Diageo Plc	1.00%	Deutsche Bank AG	3/20/17	EUR	1,055	(3,034)
Air Liquide SA	1.00%	Goldman Sachs International	3/20/17	EUR	570	(2,267)
Telekom Austria AG	1.00%	Goldman Sachs International	3/20/17	EUR	272	(866)
Gas Natural SDG SA	1.00%	Morgan Stanley & Co., Inc.	3/20/17	EUR	830	(2,018)
Iberdrola SA	1.00%	Morgan Stanley & Co., Inc.	3/20/17	EUR	645	5,378
Total						$194,450

•	Credit default swaps on single-name issues — sold protection outstanding as of December 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Republic of Portugal	1.00%	Credit Suisse Securities International	6/20/16	BB	USD	1,200	$(195,035)
Lloyds TSB Bank Plc	1.00%	Credit Suisse Securities International	9/20/16	A	EUR	450	(22,094)
Lloyds TSB Bank Plc	1.00%	Deutsche Bank AG	9/20/16	A	EUR	390	(19,442)
Swiss RE Capital LP	1.00%	Deutsche Bank AG	9/20/16	A	EUR	980	12,730
AXA SA	1.00%	JPMorgan Chase & Co.	9/20/16	A	EUR	510	(2,829)
Glencore International AG	1.00%	Credit Suisse Securities International	12/20/16	BBB	EUR	315	6,072
Republic of Italy	1.00%	Deutsche Bank AG	12/20/16	BBB+	USD	400	9,529
Alstom SA	1.00%	Deutsche Bank AG	3/20/17	BBB	EUR	620	(1,148)
Telefonica SA	1.00%	Morgan Stanley & Co., Inc.	3/20/17	BBB+	EUR	1,475	(3,455)
Total							$(215,672)

[1]	Using Standard and Poor’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under terms of agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of December 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Dow Jones CDX North America High Yield Series 14	5.00%	Credit Suisse Securities International	6/20/15	USD	6,860	$(30,212)

•	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
5.65%[3]	3-Month JIBAR	UBS AG	3/11/13	ZAR	225,000	$(4,069)
1.60%[3]	6-Month EURIBOR	Deutsche Bank AG	10/18/13	EUR	2,880	19,063
1.52%[3]	6-Month EURIBOR	Deutsche Bank AG	10/20/13	EUR	3,835	18,032
4.96%[3]	1-Month LIBOR	JPMorgan Chase & Co.	12/06/13	MXN	100,000	(21,483)
6.67%[4]	6-Month BUBOR	Deutsche Bank AG	8/29/21	HUF	735,010	205,440
2.27%[4]	3-Month LIBOR	Deutsche Bank AG	12/05/21	USD	700	(15,409)
Total						$201,574

[3]	Pays floating interest rate and receives fixed rate.

[4]	Pays fixed interest rate and receives floating rate.

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Schedule of Investments (concluded)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$1,785,663	—	$1,785,663
Common Stocks	$45,226	—	—	45,226
Corporate Bonds	—	43,736,074	—	43,736,074
Foreign Agency Obligations	—	63,389,395	$780,922	64,170,317
Non-Agency Mortgage-Backed Securities	—	1,303,680	1,975	1,305,655
Other Interests	—	—	214,331	214,331
Preferred Securities	—	724,262	—	724,262
Taxable Municipal Bonds	—	1,051,751	—	1,051,751
US Treasury Obligations	—	11,016,868	—	11,016,868
Warrants	—	—	81,750	81,750
Short-Term Securities	6,542,017	—	—	6,542,017
Total	$6,587,243	$123,007,693	$1,078,978	$130,673,914

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$2,928,134	—	$2,928,134
Interest rate contracts	$507,446	242,535	—	749,981
Credit contracts	—	249,879	—	249,879
Liabilities:
Foreign currency exchange contracts	—	(1,478,034)	—	(1,478,034)
Interest rate contracts	(430,732)	(40,961)	—	(471,693)
Credit contracts	—	(301,313)	—	(301,313)
Total	$76,714	$1,600,240	—	$1,676,954

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	15

Statement of Assets and Liabilities

December 31, 2011
Assets
Investments at value — unaffiliated (cost — $120,422,283)	$124,132,115
Investments at value — affiliated (cost — $6,542,017)	6,542,017
Cash pledged as collateral for financial futures contracts	892,998
Unrealized appreciation on foreign currency exchange contracts	2,928,134
Interest receivable	1,795,111
Foreign currency at value (cost — $955,371)	943,118
Unrealized appreciation on swaps	492,414
Swap premiums paid	622,370
Capital shares sold receivable	146,340
Swaps receivable	119,264
Cash pledged as collateral for swaps	5,000
Prepaid expenses	6,689
Total assets	138,625,570

Liabilities
Unrealized depreciation on foreign currency exchange contracts	1,478,034
Swaps premiums received	775,475
Capital shares redeemed payable	741,554
Unrealized depreciation on swaps	342,274
Income dividends payable	213,372
Swaps payable	158,711
Investment advisory fees payable	68,188
Service and distribution fees payable	45,646
Margin variation payable	23,140
Other liabilities	70,176
Other accrued expenses payable	134,209
Total liabilities	4,050,779
Net Assets	$134,574,791

Net Assets Consist of
Paid-in capital	$141,329,342
Distributions in excess of net investment income	(1,665,065)
Accumulated net realized loss	(10,412,367)
Net unrealized appreciation/depreciation	5,322,881
Net Assets	$134,574,791

Net Asset Value
Institutional — Based on net assets of $27,614,505 and 4,592,141 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.01
Investor A — Based on net assets of $67,107,773 and 11,167,035 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.01
Investor B — Based on net assets of $4,057,550 and 675,325 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.01
Investor C — Based on net assets of $24,516,193 and 4,080,215 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.01
Investor C1 — Based on net assets of $11,278,770 and 1,879,130 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.00

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Statement of Operations

Year Ended December 31, 2011
Investment Income
Interest	$7,015,864
Dividends — unaffiliated	18,000
Foreign taxes withheld	(6,983)
Dividends — affiliated	4,506
Total income	7,031,387

Expenses
Investment advisory	869,071
Service — Investor A	177,325
Service and distribution — Investor B	39,355
Service and distribution — Investor C	245,947
Service and distribution — Investor C1	102,516
Transfer agent — Institutional	58,115
Transfer agent — Investor A	112,536
Transfer agent — Investor B	9,983
Transfer agent — Investor C	43,612
Transfer agent — Investor C1	21,241
Professional	104,543
Printing	84,967
Registration	73,886
Accounting services	54,454
Custodian	38,786
Officer and Directors	19,081
Miscellaneous	63,566
Total expenses	2,118,984
Less fees waived by advisor	(2,464)
Total expenses after fees waived	2,116,520
Net investment income	4,914,867

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,352,518
Financial futures contracts	(4,966,252)
Foreign currency transactions	(968,936)
Swaps	(860,301)
(442,971)
Net change in unrealized appreciation/depreciation on:
Investments	(2,504,228)
Financial futures contracts	(56,873)
Foreign currency transactions	83,199
Swaps	1,314,228
(1,163,674)
Total realized and unrealized loss	(1,606,645)
Net Increase in Net Assets Resulting from Operations	$3,308,222

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	17

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010

Operations
Net investment income	$4,914,867	$5,685,148
Net realized loss	(442,971)	(1,729,131)
Net change in unrealized appreciation/depreciation	(1,163,674)	2,702,503
Net increase in net assets resulting from operations	3,308,222	6,658,520

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(965,092)	(1,386,144)
Investor A	(2,042,798)	(2,696,760)
Investor B	(123,130)	(237,359)
Investor C	(517,316)	(829,281)
Investor C1	(297,167)	(513,211)
Tax return of capital:
Institutional	—	(195,659)
Investor A	—	(380,658)
Investor B	—	(33,504)
Investor C	—	(117,056)
Investor C1	—	(72,442)
Decrease in net assets resulting from dividends and distributions to shareholders	(3,945,503)	(6,462,074)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(26,812,299)	(13,093,066)

Redemption Fee
Redemption fee	743	2,459

Net Assets
Total decrease in net assets	(27,448,837)	(12,894,161)
Beginning of year	162,023,628	174,917,789
End of year	$134,574,791	$162,023,628
Distribution in excess of net investment income	$(1,665,065)	$(3,248,285)

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Financial Highlights

	Institutional					Investor A
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$6.03	$6.03	$5.92	$6.42	$6.27	$6.03	$6.03	$5.92	$6.41	$6.26
Net investment income[1]	0.22	0.23	0.22	0.24	0.27	0.21	0.21	0.21	0.22	0.26
Net realized and unrealized gain (loss)[2]	(0.06)	0.02	0.37	(0.38)	0.20	(0.06)	0.03	0.36	(0.36)	0.20
Net increase (decrease) from investment operations	0.16	0.25	0.59	(0.14)	0.47	0.15	0.24	0.57	(0.14)	0.46
Dividends and distributions from:
Net investment income	(0.18)	(0.22)	(0.48)	(0.36)	(0.32)	(0.17)	(0.21)	(0.46)	(0.35)	(0.31)
Tax return of capital	—	(0.03)	—	—	—	—	(0.03)	—	—	—
Total dividends and distributions	(0.18)	(0.25)	(0.48)	(0.36)	(0.32)	(0.17)	(0.24)	(0.46)	(0.35)	(0.31)
Net asset value, end of year	$6.01	$6.03	$6.03	$5.92	$6.42	$6.01	$6.03	$6.03	$5.92	$6.41

Total Investment Return[3]
Based on net asset value	2.79%	4.24%	10.34%	(2.23)%	7.87%	2.56%	4.00%	10.11%	(2.29)%	7.66%

Ratios to Average Net Assets
Total expenses	1.09%	1.03%	1.09%	1.03%	1.04%	1.31%	1.26%	1.30%	1.26%	1.25%
Total expenses after fees waived and paid indirectly	1.09%	1.03%	1.09%	1.03%	1.04%	1.31%	1.26%	1.30%	1.26%	1.25%
Net investment income	3.77%	3.73%	3.75%	3.72%	4.31%	3.54%	3.47%	3.54%	3.51%	4.10%

Supplemental Data
Net assets, end of year (000)	$27,615	$36,672	$41,525	$42,108	$44,799	$67,108	$76,388	$75,509	$75,294	$68,840
Portfolio turnover	99%	130%	201%[4]	201%[5]	134%	99%	130%	201%[4]	201%[5]	134%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	19

Financial Highlights (continued)

	Investor B					Investor C
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$6.03	$6.03	$5.92	$6.41	$6.26	$6.03	$6.03	$5.92	$6.41	$6.26
Net investment income[1]	0.18	0.18	0.18	0.19	0.22	0.16	0.17	0.16	0.18	0.21
Net realized and unrealized gain (loss)[2]	(0.06)	0.03	0.36	(0.36)	0.21	(0.05)	0.02	0.37	(0.37)	0.20
Net increase (decrease) from investment operations	0.12	0.21	0.54	(0.17)	0.43	0.11	0.19	0.53	(0.19)	0.41
Dividends and distributions from:
Net investment income	(0.14)	(0.18)	(0.43)	(0.32)	(0.28)	(0.13)	(0.17)	(0.42)	(0.30)	(0.26)
Tax return of capital	—	(0.03)	—	—	—	—	(0.02)	—	—	—
Total dividends and distributions	(0.14)	(0.21)	(0.43)	(0.32)	(0.28)	(0.13)	(0.19)	(0.42)	(0.30)	(0.26)
Net asset value, end of year	$6.01	$6.03	$6.03	$5.92	$6.41	$6.01	$6.03	$6.03	$5.92	$6.41

Total Investment Return[3]
Based on net asset value	2.02%	3.47%	9.54%	(2.80)%	7.10%	1.78%	3.22%	9.30%	(3.00)%	6.87%

Ratios to Average Net Assets
Total expenses	1.84%	1.78%	1.83%	1.78%	1.77%	2.08%	2.02%	2.05%	2.00%	1.99%
Total expenses after fees waived and paid indirectly	1.84%	1.78%	1.82%	1.78%	1.77%	2.08%	2.02%	2.05%	2.00%	1.99%
Net investment income	3.03%	2.94%	3.03%	2.97%	3.57%	2.77%	2.71%	2.75%	2.82%	3.44%

Supplemental Data
Net assets, end of year (000)	$4,058	$6,919	$8,595	$10,012	$13,234	$24,516	$27,260	$30,449	$20,340	$10,519
Portfolio turnover	99%	130%	201%[4]	201%[5]	134%	99%	130%	201%[4]	201%[5]	134%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Financial Highlights (concluded)

	Investor C1
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$6.02	$6.02	$5.91	$6.41	$6.26
Net investment income[1]	0.18	0.18	0.18	0.19	0.22
Net realized and unrealized gain (loss)[2]	(0.06)	0.03	0.36	(0.38)	0.21
Net increase (decrease) from investment operations	0.12	0.21	0.54	(0.19)	0.43
Dividends and distributions from:
Net investment income	(0.14)	(0.18)	(0.43)	(0.31)	(0.28)
Tax return of capital	—	(0.03)	—	—	—
Total dividends and distributions	(0.14)	(0.21)	(0.43)	(0.31)	(0.28)
Net asset value, end of year	$6.00	$6.02	$6.02	$5.91	$6.41

Total Investment Return[3]
Based on net asset value	2.00%	3.42%	9.50%	(2.99)%	7.10%

Ratios to Average Net Assets
Total expenses	1.87%	1.83%	1.87%	1.80%	1.78%
Total expenses after fees waived and paid indirectly	1.87%	1.83%	1.86%	1.80%	1.78%
Net investment income	3.00%	2.89%	2.98%	2.94%	3.57%

Supplemental Data
Net assets, end of year (000)	$11,279	$14,784	$18,840	$22,020	$30,794
Portfolio turnover	99%	131%	201%[4]	201%[5]	134%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	21

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Investor C1 Shares are only available through dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

22	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities.There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	23

Notes to Financial Statements (continued)

without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts and swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and

24	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and counter-party to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	25

Notes to Financial Statements (continued)

value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection).The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment

26	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs.As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$749,981	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps	$471,693
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	2,928,134	Unrealized depreciation on foreign currency exchange contracts	1,478,034
Credit contracts.	Unrealized appreciation on swaps	249,879	Unrealized depreciation on swaps	301,313
Total		$3,927,994		$2,251,040

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
	Net Realized Gain (Loss) from

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions
Interest rate contracts	$(4,966,252)	$30,980	—	—
Foreign currency exchange contracts	—	—	$(103,785)	$1,208,467
Credit contracts	—	(891,281)	—	—
Total	$(4,966,252)	$(860,301)	$(103,785)	$1,208,467

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions
Interest rate contracts	$(56,873)	$(4,558)	$(11,797)	—
Foreign currency exchange contracts	—	—	78,706	$182,196
Credit contracts	—	1,318,786	—	—
Total	$(56,873)	$1,314,228	$66,909	$182,196

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	27

Notes to Financial Statements (continued)

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	111
Average number of contracts sold	578
Average notional value of contracts purchased	$16,856,463
Average notional value of contracts sold	$115,999,038
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	24
Average number of contracts — US dollars sold	21
Average US dollar amounts purchased	$118,654,364
Average US dollar amounts sold	$53,257,888
Options:
Average number of swaptions contracts purchased	2
Average notional value of swaptions contracts purchased	$450,000
Credit default swaps:
Average number of contracts — buy protection	14
Average number of contracts — sell protection	11
Average notional value — buy protection	$24,081,704
Average notional value — sell protection	$12,226,989
Interest rate swaps:
Average number of contracts — pays fixed rate	3
Average number of contracts — receives fixed rate	2
Average notional value — pays fixed rate	$19,550,688
Average notional value — receives fixed rate	$6,277,726

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets from January 1, 2011 to May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.60%
$1 – $3 billion	0.56%
$3 – $5 billion	0.54%
$5 – $10 billion	0.52%
Greater than $10 billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2011, the Fund reimbursed the Manager $1,459 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

For the year ended December 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $8,986.

For the year ended December 31, 2011, affiliates received the following CDSC relating to transactions in Investor A, Investor B, Investor C and Investor C1 Shares:

Investor A	$1,818
Investor B	$2,510
Investor C	$5,303
Investor C1	$48

28	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, record-keeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2011, the Fund paid the following to affiliates in return for these services, which is included in transfer agent in the Statement of Operations:

Institutional	$5

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,285
Investor A	$2,665
Investor B	$193
Investor C	$949
Investor C1	$193

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities, for the year ended December 31, 2011, were $88,390,161 and $127,221,820, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2011 were $49,542,434 and $41,643,183, respectively.

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions, the accounting for swap agreements and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(3,974,714)
Distribution in excess of net investment income	$613,856
Accumulated net realized loss	$3,360,858

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$3,945,503	$5,662,755
Tax return of capital	—	799,319
Total	$3,945,503	$6,462,074

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$1,202,980
Capital loss carryforwards	(8,764,851)
Net unrealized gains[1]	2,568,818
Qualified late-year losses[2]	(1,761,498)
Total	$(6,754,551)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gain/losses on certain futures and foreign currency exchange contracts, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

[2]	The Fund has elected to defer certain late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2014	$1,610,868
2016	2,060,971
2017	3,961,762
2018	1,131,250
Total	$8,764,851

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$127,012,537
Gross unrealized appreciation	$8,831,462
Gross unrealized depreciation	(5,169,867)
Net unrealized appreciation	$3,661,595

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	29

Notes to Financial Statements (continued)

6. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

For the year ended December 31, 2011, the Fund’s average daily amount of transactions considered borrowings from treasury roll transactions was approximately $208,227 and the daily weighted average interest rate was 0.00%.

7. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk).The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	671,767	$4,017,506	1,567,174	$9,585,516
Shares issued to shareholders in reinvestment of dividends	106,768	639,659	166,792	1,018,866
Shares redeemed	(2,263,372)	(13,576,856)	(2,543,248)	(15,486,524)
Net decrease	(1,484,837)	$(8,919,691)	(809,282)	$(4,882,142)

Investor A
Shares sold and automatic conversion of shares	1,719,854	$10,314,311	3,002,671	$18,351,723
Shares issued to shareholders in reinvestment of dividends	240,316	1,438,831	325,235	1,986,233
Shares redeemed	(3,459,178)	(20,724,998)	(3,191,244)	(19,450,274)
Net increase (decrease)	(1,499,008)	$(8,971,856)	136,662	$887,682

Investor B
Shares sold	22,642	$135,842	91,030	$556,366
Shares issued to shareholders in reinvestment of dividends	13,973	83,665	28,187	172,102
Shares redeemed and automatic conversion of shares	(508,846)	(3,049,212)	(398,035)	(2,434,321)
Net decrease	(472,231)	$(2,829,705)	(278,818)	$(1,705,853)

30	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (concluded)

Transactions in capital shares for each class were as follows (concluded):

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,384,491	$8,293,868	1,420,421	$8,683,855
Shares issued to shareholders in reinvestment of dividends	67,544	404,372	118,898	726,044
Shares redeemed	(1,893,057)	(11,345,040)	(2,071,771)	(12,661,211)
Net decrease	(441,022)	$(2,646,800)	(532,452)	$(3,251,312)

Investor C1
Shares sold	37,419	$224,529	106,452	$648,421
Shares issued to shareholders in reinvestment of dividends	31,837	190,413	60,619	369,752
Shares redeemed	(644,584)	(3,859,189)	(842,647)	(5,159,614)
Net decrease	(575,328)	$(3,444,247)	(675,576)	$(4,141,441)

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock World Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock World Income Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund for the taxable year ended December 31, 2011.

	Months Paid	Percentage
Foreign Source Income[1]	January – December 2011	51.18%
Interest-Related Dividends for Non-US Residents[2]	January – December 2011	23.42%
Federal Obligation Interest[3]	January – December 2011	4.72%

[1]	The Fund hereby designates the percentage indicated or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

32	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 1995	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.

				29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	33

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2000

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				29 RICs consisting of 82 Portfolios	None
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				29 RICs consisting of 82 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2004; David H. Walsh, 2003; and Fred G. Weiss, 1998.

34	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Directors[1]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				159 RICs consisting of 286 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds;Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				29 RICs consisting of 82 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				159 RICs consisting of 286 Portfolios	None

[1]

Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	35

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock International Limited
Edinburgh EH3 8JB
United Kingdom

Custodian
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 13, 2011, Richard S. Davis resigned as Director of the Fund, and Paul L. Audet became Director of the Fund.

36	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge
(1) at http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	37

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Commodity Strategies Fund
BlackRock Emerging Markets Long/Short Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock Global Long/Short Credit Fund
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Asset Income Portfolio†
BlackRock Multi-Sector Bond Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Portfolio
BlackRock World Income Fund
US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050
LifePath Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055
LifePath Index Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2011	39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#10788-12/11-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock World Income Fund, Inc.	$38,000	$36,900	$0	$0	$24,100	$6,100	$0	$46

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock World Income Fund, Inc.	$24,100	$16,923

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: March 1, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock World Income Fund, Inc.

Date: March 1, 2012